EXHIBIT 13.1





      CERTIFICATION OF THE PRINCIPAL EXECUTIVE AND FINANCIAL OFFICERS OF
                         GRUPO CASA SABA, S.A. DE C.V.
          PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002




     In connection with the Annual Report on Form 20-F of Grupo Casa Saba S.A. de C.V. a corporation organized under the laws of the United Mexican States (the "Company"), for the period ending December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Manuel Saba Ades, as Chief Executive Officer of the Company, and Alejandro Sadurni Gomez, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. {section} 1350, as adopted pursuant to {section} 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

     (1) The Report fully complies, in all material aspects, with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for the periods presented in the Report.

     The foregoing certification is provided solely for purposes of complying with the provisions of Section 906 of the Sarbanes-Oxley Act of 2002 and is not intended to be used or relied upon for any other purpose.

Dated:  June 30, 2004                         By: /s/ Manuel Saba Ades
                                                  --------------------

                                              Name:  Manuel Saba Ades
                                              Title: Chief Executive Officer


Dated:  June 30, 2004                         By: /s/ Alejandro Sadurni
                                                  ---------------------

                                              Name:  Alejandro Sadurni
                                              Title: Chief Financial Officer